                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

          ------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       -------------------------------------------------------------------

        Date of Report (Date of earliest event reported): March 23, 2007

                                   SWMX, INC.
                                   ----------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                 333-130586              20-5296949
          --------                 ----------              ----------
(State or other jurisdiction    (Commission File         (IRS Employer
       of incorporation)             Number)           Identification No.)

                   1 Bridge Street
                    Irvington, NY                             10533
--------------------------------------------------------------------------------
       (Address of principal executive offices)             (Zip Code)

      Registrant's telephone number, including area code: (914) 406-8400

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

================================================================================

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 DFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communications  pursuant  to  Rule  13e-4  (c)  under  the
    Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On March 23, 2007, SWMX, Inc. (the "Company") and its subsidiary, SoftWave
Media Exchange, Inc. ("Softwave") (together,  the "Borrowers"),  executed a Loan and Security Agreement with BlueCrest Capital Finance,  L.P., a Delaware limited partnership (the "Lender"),  providing for a (i) $3,000,000 term loan (the "Term
Loan")  and  (ii) a  revolving  line  of  credit  facility  of  initially  up to
$6,000,000,  as such amount may be increased  from time to time as the principal amount of the term loan is repaid (the  "Revolver')  (the "Loan  Agreement" and, together with other agreements, documents and instruments referred to therein or at any time  executed  and/or  delivered  in  connection  therewith  or  related thereto,  the "Loan  Documents").  The Term Loan and advances under the Revolver shall be used for general corporate  purposes.  The Loan Agreement provides that each of the Borrowers grants a blanket lien on all of their  respective  assets, except  for  Intellectual  Property  (as  such  term  is  defined  in  the  Loan
Agreement),  to Lender. The Term Loan was funded on March 26, 2007. Interest and or principal  payments on the outstanding  amount under the Term Loan is payable in forty (40) monthly  installments,  with all accrued  interests under the Term
Loan due on August 30,  2010.  Advances  under the  Revolver  may be made on any business day, subject to certain limitations as described in the Loan Agreement.
Interest on the  outstanding  balance under the Revolver is payable on the first business day of each month with all outstanding  balances and accrued  interests under the Revolver  payable on March 26,  2009. A copy of the Loan  Agreement is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety.

      As a condition to closing the Loan  Agreement,  the Company entered into a warrant  agreement  (the "Warrant  Agreement")  dated March 23, 2007 with Lender whereby the  Company  issued to Lender  warrants  (the  "Warrants")  to purchase
850,340  shares of common  stock,  $.01 par value of the  Company  (the  "Common
Stock"), at an exercise price of $0.8820 per share, as may be adjusted from time to time (the  "Exercise  Price").  Upon the closing of any private  placement of equity for the Company prior to July 1, 2007 in which the  equivalent  price per share of Common Stock of the units of securities  sold in the private  placement is less than the Exercise Price, any unexercised Warrants shall be cancelled and replaced with  warrants to purchase  that number of units of securities  sold in the private placement equal to (i) the number of unexercised Warrants multiplied by the  existing  Exercise  Price  and (ii)  divided  by the  price  per unit of securities sold in the private placement (the "Private Placement Price") and the
Exercise  Price  shall be reset to the  Private  Placement  Price.  The  Warrant
Agreement expires on March 23, 2017. The Warrant Agreement is attached hereto as
Exhibit 99.2 and is incorporated herein in its entirety.

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On March 27,  2007,  the Company  issued a press  release  announcing  its financial  results for the fourth  quarter and fiscal  year ended  December  31,
2006. The full text of the press release is attached hereto as Exhibit 99.3.

      The information  furnished pursuant to Item 2.02 of this Current Report on
Form 8-K,  including  Exhibit 99.3 hereto,  shall not be considered  "filed" for purposes of Section 18 of the  Securities  Exchange Act of 1934, as amended,  or otherwise subject to the liability of such section, nor shall it be incorporated by reference  into future  filings by the Company  under the  Securities  Act of
1933,  as amended or under the  Securities  Exchange  Act of 1934,  as  amended, unless  the  Company  expressly  sets  forth in such  future  filing  that  such information is to be considered "filed" or incorporated by reference therein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (d) Exhibits.

      The exhibits  listed in the  following  Exhibit Index are filed as part of this Current Report on Form 8-K.

      Exhibit No.                           Description
      ----------                            -----------
         99.1      Loan and  Security  Agreement  dated  March  23,  2007 by and between BlueCrest  Capital Finance,  L.P. and SWMX, Inc., and
                   SoftWave Media Exchange, Inc

         99.2      Warrant  Agreement  dated as of March 23, 2007 between  SWMX,
                   Inc., and BlueCrest Capital Finance, L.P.

         99.3      Press Release dated March 27, 2007  reporting  fourth quarter and fiscal year ended December 31, 2006 preliminary unaudited earnings and the  Company's $9 million  credit  facility from
                   BlueCrest Capital Finance, L.P.

                                       2

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

Date:  March 27, 2006                     SWMX, INC.

                                          By: /s/ James Caci
                                              ----------------------------------
                                              James Caci
                                              Chief Financial Officer

                                       3